UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

VERADIGM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35547	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On February 21, 2024, Veradigm Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cascade Bio, Inc., a Delaware corporation d/b/a ScienceIO (“ScienceIO”), Veradigm Merger Sub, Inc., a Delaware corporation and indirect wholly-owned subsidiary of the Company (“Merger Sub”), certain equityholders of ScienceIO and Fortis Advisors LLC, a Delaware limited liability company, in the capacity of equityholder representative, whereby the Company will acquire all of the outstanding equity interests in ScienceIO by causing Merger Sub to merge with and into ScienceIO (the “Merger”), with ScienceIO being the surviving corporation and becoming an indirect, wholly-owned subsidiary of the Company, subject to the terms and conditions of the Merger Agreement. The purchase price to be paid in the Merger is $140,000,000 payable in cash, subject to adjustments for cash, indebtedness, transaction expenses and working capital (the “Merger Consideration”), an aggregate of approximately $43,550,000 of which is deferred, and substantially all of which is payable in cash installments on each of the first three anniversaries of the consummation of the Merger, in each case on the terms and subject to the conditions set forth in the Merger Agreement. The Company will establish a retention pool for the benefit of certain employees of ScienceIO, pursuant to which the Company will grant up to 2,750,000 restricted stock units of the Company (“RSUs”) to eligible participants. The Merger is expected to close as promptly as practicable following the satisfaction of customary closing conditions (as described below).

Consummation of the Merger is subject to customary conditions, including, but not limited to, (i) ScienceIO stockholder approval, (ii) no occurrence and continuation of a material adverse effect following the execution of the Merger Agreement, (iii) each party’s representation and warranties being true and correct in all material respects and (iv) each party having performed in all material respects all of its obligations under the Merger Agreement. The Merger Agreement may be terminated by each of the Company and ScienceIO under certain circumstances, including if the Merger is not consummated by May 15, 2024. There are no financing conditions to the consummation of the Merger.

The Company and ScienceIO made customary representations and warranties in the Merger Agreement. The Company and ScienceIO also agreed to certain covenants in the Merger Agreement, including covenants requiring ScienceIO to operate its business in the ordinary course consistent with past practice prior to the consummation of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The Merger Agreement has been incorporated by reference to provide investors and security holders with information regarding its terms and conditions and is not intended to provide any factual information about the Company or ScienceIO. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts, since they were made only as of the date of the Merger Agreement and are modified in important part by the underlying confidential disclosure schedules.

Stockholder Rights Agreement

In addition, on February 26, 2024, the Company entered into a stockholder rights agreement (the “Rights Agreement”) with Broadridge Corporate Issuer Solutions, LLC, as rights agent (and any successor rights agent, the “Rights Agent”). The information set forth in Item 3.03 of this Current Report related to the Rights Agreement is incorporated into this Item 1.01 by reference.

Item 2.02	Results of Operations and Financial Condition

On February 27, 2024, the Company issued a press release regarding the transactions contemplated by the Merger Agreement and containing certain estimated, unaudited financial information relating to the fiscal 2023 reporting period (collectively, the “Financial Information”). The Financial Information is contained in the press release attached hereto as Exhibit 99.1, and such press release is incorporated herein by reference.

The Financial Information is preliminary, and final results for fiscal year 2023 may change. These preliminary results are based upon the Company’s estimates and are subject to completion of the Company’s financial closing procedures. In addition, these preliminary results have not been audited by the Company’s independent registered public accounting firm. The provided summary of Financial Information is not a comprehensive statement of the Company’s financial results for fiscal 2023.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 27, 2024, the Company announced that, because the Company does not expect to have filed its Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”) or its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 (the “Q1 Form 10-Q”), June 30, 2023 (the “Q2 Form 10-Q”) and September 30, 2023 (together with the Q1 Form 10-Q and the Q2 Form 10-Q, the “Form 10-Qs”) on or before the deadline that The Nasdaq Hearings Panel (the “Panel”) had given the Company to regain compliance with Nasdaq Listing Rule 5250(c)(1), the Company anticipates that it will receive a delisting notice (the “Delisting

Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) on or about February 28, 2024, and that its common stock, par vale $0.01 per share (“Common Stock”), will be suspended from trading on The Nasdaq Global Select Market while Nasdaq proceeds with delisting (the “Anticipated Delisting”).

As previously disclosed, the Company received notices from Nasdaq indicating that, as a result of the Company’s delay in filing the Form 10-K and the Form 10-Qs, the Company was not in compliance with Nasdaq Listing Rule 5250(c)(1), and the Panel subsequently issued a decision granting the Company’s request for continued listing on The Nasdaq Global Select Market, subject to the Company demonstrating compliance with Nasdaq Listing Rule 5250(c)(1) on or before February 27, 2024 and certain other conditions, including the achievement of various interim milestones.

The Company is working diligently to file the Form 10-K and the Form 10-Qs and ultimately to regain compliance with all of the Nasdaq Listing Rules and restore its listing as soon as practicable; however, no assurance can be given as to the definitive date on which such periodic reports will be filed or whether the Company will ultimately regain compliance with all of the Nasdaq Listing Rules and return to being listed on The Nasdaq Global Select Market in the future.

The Company plans to provide additional information regarding the Anticipated Delisting after it receives the expected Delisting Notice from Nasdaq.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the Merger Agreement, the Company has agreed to grant up to 2,750,000 RSUs to eligible participants pursuant to a retention pool that it will establish for the benefit of certain ScienceIO employees. The RSUs will be issued within 30 days following the consummation of the Merger and will vest in equal annual installments on each of the first four anniversaries of the grant date. The issuance of the RSUs is exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) and/or Regulation D promulgated thereunder.

Item 3.03.	Material Modification to Rights of Security Holders.

On February 26, 2024, the board of directors (the “Board”) of the Company adopted a stockholder rights agreement and declared a dividend of one right (a “Right”) for each outstanding share of Common Stock to stockholders of record at the close of business on March 8, 2024 (the “Record Date”). Each Right entitles its holder, subject to the terms of the Rights Agreement, to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (“Preferred Stock”), of the Company at an exercise price of $50.00 per Right, subject to adjustment. The description and terms of the Rights are set forth in the Rights Agreement.

In light of factors including the Company’s market capitalization as of February 26, 2024, the Company’s cash on-hand as of February 26, 2024, the Company’s anticipated continued profitability, the anticipated delisting of the Common Stock from Nasdaq and the anticipated substantial and volatile trading activity in connection with the expected Nasdaq suspension of trading in the Common Stock, the Board determined that the Company and its stockholders are particularly vulnerable to a creeping acquisition of actual or de facto control, whereby an investor could acquire a substantial percentage of outstanding shares of Common Stock prior to making any public disclosure regarding its control intent and without paying a control premium. The Rights Agreement is intended to enable the Company’s stockholders to realize the full potential value of their investment in the Company and to protect the interests of the Company and its stockholders by reducing the likelihood that any person or group gains control of the Company through open market accumulation or other tactics without appropriately compensating all stockholders.

The Rights Agreement should not interfere with any merger or other business combination approved by the Board.

The Rights. The Rights will attach to any shares of Common Stock that become outstanding after the Record Date and prior to the earlier of the Distribution Time (as defined below) and the Expiration Time (as defined below) and in certain other circumstances described in the Rights Agreement.

Until the Distribution Time, the Rights are associated with Common Stock and evidenced by Common Stock certificates or, in the case of uncertificated shares of Common Stock, the book-entry account that evidences record ownership of such shares, which will contain a notation incorporating the Rights Agreement by reference, and the Rights are transferable with and only with the underlying shares of Common Stock.

Until the Distribution Time, the surrender for transfer of any shares of Common Stock will also constitute the transfer of the Rights associated with those shares. As soon as practicable after the Distribution Time, separate rights certificates will be mailed to holders of record of Common Stock as of the Distribution Time. From and after the Distribution Time, the separate rights certificates alone will represent the Rights.

The Rights are not exercisable until the Distribution Time. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

Separation and Distribution of Rights; Exercisability. Subject to certain exceptions, the Rights become exercisable and trade separately from Common Stock only upon the “Distribution Time,” which occurs upon the earlier of:

•

the close of business on the tenth (10th) day after the “Stock Acquisition Date” (which is defined as (a) the first date of public announcement that any person or group has become an “Acquiring Person,” which is defined as a person or group that, together with its affiliates and associates, beneficially owns the Specified Percentage (as defined below) or more of the outstanding shares of Common Stock (with certain exceptions, including those described below), or (b) such other date, as determined by the Board, on which a person or group has become an Acquiring Person); or

•

the close of business on the tenth (10th) business day (or such later date as may be determined by the Board prior to such time as any person or group becomes an Acquiring Person) after the commencement of a tender offer or exchange offer that, if consummated, would result in a person or group becoming an Acquiring Person.

“Specified Percentage” means (i) twenty percent (20%) when referring to the beneficial ownership of any person that is a passive investor but only for so long as such person is a passive investor and (ii) ten percent (10%) when referring to the beneficial ownership of any person that is not a passive investor.

An Acquiring Person does not include:

•	the Company or any subsidiary of the Company;

•	any officer, director or employee of the Company or any subsidiary of the Company in his or her capacity as such;

•

any employee benefit plan of the Company or of any subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan or for the purpose of funding other employee benefits for employees of the Company or any subsidiary of the Company; or

•

any person or group that, together with its affiliates and associates, as of immediately prior to the first public announcement of the adoption of the Rights Agreement, beneficially owns the Specified Percentage or more of the outstanding shares of Common Stock, so long as such person or group continues to beneficially own at least the Specified Percentage of the outstanding shares of Common Stock and does not acquire shares of Common Stock to beneficially own an amount equal to or greater than the greater of (a) the Specified Percentage and (b) the sum of the lowest beneficial ownership of such person or group since the public announcement of the adoption of the Rights Agreement plus one share of Common Stock.

In addition, the Rights Agreement provides that no person or group will become an Acquiring Person as a result of security purchases or issuances directly from the Company or through an underwritten offering approved by the Board. Also, a person or group will not be an Acquiring Person if the Board determines that such person or group has become an Acquiring Person inadvertently and such person or group has already divested or divests as promptly as practicable a sufficient number of shares of Common Stock so that such person or group would no longer be an Acquiring Person.

Certain synthetic interests in securities created by derivative positions, whether or not such interests are considered to be ownership of the underlying Common Stock or are reportable for purposes of Regulation 13D of the Exchange Act are treated as beneficial ownership of the number of shares of Common Stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of Common Stock are directly or indirectly held by counterparties to the derivatives contracts.

Expiration Time. The Rights will expire on the earliest to occur of (a) the close of business on February 26, 2025 (the “Final Expiration Time”), (b) the time at which the Rights are redeemed or exchanged by the Company (as described below) or (c) upon the closing of any merger or other acquisition transaction involving the Company pursuant to a merger or other acquisition agreement that has been approved by the Board before any person or group becomes an Acquiring Person (the earliest of (a), (b) and (c) being herein referred to as the “Expiration Time”).

Flip-in Event. In the event that any person or group (other than certain exempt persons) becomes an Acquiring Person (a “Flip-in Event”), each holder of a Right (other than such Acquiring Person, any of its affiliates or associates or certain transferees of such Acquiring Person or of any such affiliate or associate, whose Rights automatically become null and void) will have the right to receive, upon exercise, Common Stock having a value equal to two times the exercise price of the Right.

For example, at an exercise price of $50.00 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $100.00 worth of Common Stock for $50.00. Assuming that Common Stock had a per share value of $12.50 at that time, the holder of each valid Right would be entitled to purchase eight (8) shares of Common Stock for $50.00.

Flip-over Event. In the event that, at any time following the Stock Acquisition Date, any of the following occurs (each, a “Flip-over Event”):

•	the Company consolidates with, or merges with and into, any other entity, and the Company is not the continuing or surviving entity;

•

any entity engages in a share exchange with or consolidates with, or merges with or into, the Company, and the Company is the continuing or surviving entity and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers, in one transaction or a series of related transactions, fifty percent (50%) or more of the Company’s assets, cash flow or earning power,

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Preferred Stock Provisions. Each share of Preferred Stock, if issued: will not be redeemable, will entitle the holder thereof, when, as and if declared, to quarterly dividend payments equal to the greater of $1,000 per share and 1,000 times the amount of all cash dividends plus 1,000 times the amount of non-cash dividends or other distributions paid on one share of Common Stock, will entitle the holder thereof to receive $1,000 plus accrued and unpaid dividends per share upon liquidation, will have the same voting power as 1,000 shares of Common Stock and, if shares of Common Stock are exchanged via merger, consolidation or a similar transaction, will entitle the holder thereof to a per share payment equal to the payment made on 1,000 shares of Common Stock.

Anti-dilution Adjustments. The exercise price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock;

•

if holders of the Preferred Stock are granted certain rights, options or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock; or

•

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the exercise price will be required until cumulative adjustments amount to at least one percent (1%) of the exercise price. No fractional shares of Preferred Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day prior to the date of exercise.

Redemption; Exchange. At any time prior to the earlier of (i) such time as any person or group becomes an Acquiring Person or (ii) the Final Expiration Time, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, Common Stock or other consideration deemed appropriate by the Board). Immediately upon the action of the Board authorizing any redemption or at a later time as the Board may establish for the effectiveness of the redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

At any time after any person or group becomes an Acquiring Person but before any Acquiring Person, together with all of its affiliates and associates, becomes the beneficial owner of fifty percent (50%) or more of the outstanding shares of Common Stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate, whose Rights will have become null and void), in whole or in part, at an exchange ratio of one share of Common Stock, or one one-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Amendment of the Rights Agreement. The Company and the Rights Agent may from time to time amend or supplement the Rights Agreement without the consent of the holders of the Rights. However, on or after such time as any person or group becomes an Acquiring Person, no amendment can materially adversely affect the interests of the holders of the Rights (other than the Acquiring Person, any of its affiliates or associates or certain transferees of Acquiring Person or of any such affiliate or associate).

Miscellaneous. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) or for common stock of the acquiring company or in the event of the redemption of the Rights as described above.

* * *

The foregoing description of the Rights Agreement and the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement described in Item 3.03 of this Current Report, the Board approved a Certificate of Designation of Series A Junior Participating Preferred Stock, which designates the rights, preferences and privileges of 349,000 shares of a series of the Company’s preferred stock, par value $0.01 per share, designated as Series A Junior Participating Preferred Stock. The information set forth in Item 3.03 of this Current Report is incorporated into this Item 5.03 by reference.

The Certificate of Designation was filed with the Delaware Secretary of State and became effective on February 26, 2024. A copy of the Certificate of Designation has been filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 27, 2024, the Company issued a press release announcing the Anticipated Delisting and the adoption of the Rights Agreement. A copy of that press release is furnished as Exhibit 99.2 to this Current Report and incorporated herein by reference. The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Disclosure Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the Company’s obligations pursuant to the Merger Agreement and the anticipated consummation of the transactions contemplated thereby, the anticipated benefits from the proposed Merger, efforts to regain compliance with the Nasdaq Listing Rules, the anticipated delisting and suspension of trading of Common Stock (including the timing and effects thereof), expected trading activity in connection with such delisting and suspension, the Company’s expected continued profitability and the Company’s planned communications with its investors. These forward-looking statements are based on the current beliefs and expectations of the Company’s management with respect to future events, only speak as of the date that they are made, and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “continue,” “can,” “may,” “look forward,” “aim,” “hopes,” and similar terms, although not all forward-looking statements contain such words or expressions. Actual results could differ significantly from those set forth in the forward-looking statements.

Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement relating to the proposed Merger; the ability to satisfy all conditions to completion of the proposed Merger; unexpected costs, charges or expenses resulting from the proposed Merger; the diversion of management’s attention from the Company’s ongoing business operations due to the proposed Merger; changes in the financial condition of the markets that the Company and ScienceIO serve; risks associated with ScienceIO’s product and service offerings or its results of operations; the challenges, risks and costs involved with integrating the operations of Science IO with the Company’s operations; the Company’s ability to realize the anticipated benefits of the proposed Merger; a further material delay in the Company’s financial reporting or ability to hold an annual meeting of stockholders, including as a result of the leadership changes announced in December 2023; an inability to timely prepare restated financial statements; unanticipated factors or factors that the Company currently believes will not cause delay; the impacts of the previously disclosed, ongoing independent investigation by the Audit Committee of the Board of the Company that relates to the Company’s financial reporting, internal controls over financial reporting and disclosure controls (the “Audit Committee Investigation”), including on the Company’s remediation efforts and preparation of financial statements or other factors that could cause additional delay or adjustments; the possibility that the ongoing review may identify additional errors and material weaknesses or other deficiencies in the Company’s accounting practices; the likelihood that the control deficiencies identified or that may be identified in the future will result in additional material weaknesses in the Company’s internal control over financial reporting; risks relating to the Company’s voluntary disclosure to the U.S. Securities and Exchange Commission (the “SEC”) of information concerning the Audit Committee Investigation; risks relating to the putative securities class action lawsuit filed against the Company and any other future litigation or investigation relating to the Audit Committee Investigation; risks relating to Common Stock not trading on a national securities exchange, including risks relating to the fact that in the event Common Stock ceases to be listed or quoted on Nasdaq, holders of the Company’s convertible notes have the right to put the notes to the Company or convert the notes into Company stock at the conversion price and applicable make-whole set forth in the indenture governing the notes; and other factors contained in the “Risk Factors” section and elsewhere in the Company’s filings with the SEC from time to time, including, but not limited to, the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Report on Form 8-K filed on January 10, 2024. The Company does not undertake to update any forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes over time, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 21, 2024, by and among Veradigm Inc., Veradigm Merger Sub, Inc., Cascade Bio, Inc., certain equityholders of Cascade Bio, Inc. and Fortis Advisors LLC

3.1	Certificate of Designation of the Series A Junior Participating Preferred Stock of the Company, dated February 26, 2024 (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on February 27, 2024)

4.1	Stockholder Rights Agreement, dated as of February 26, 2024, by and between the Company and Broadridge Corporate Issuer Solutions, LLC, as rights agent (which includes the Form of Rights Certificate as Exhibit B thereto) (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on February 27, 2024)

99.1	Press Release issued by the Company on February 27, 2024 regarding the transactions contemplated by the Merger Agreement and containing certain preliminary financial results regarding the Company’s 2023 fiscal year

99.2	Press Release issued by the Company on February 27, 2024 regarding the Anticipated Delisting and the Rights Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.

Date: February 27, 2024	By:	/s/ Eric Jacobson
		Name:	Eric Jacobson
		Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary